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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 18, 2001

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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                       001-14057               61-1323993
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

                               One Vencor Place
                            680 South Fourth Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                  40202-2412
                                  (Zip Code)

      Registrant's telephone number, including area code: (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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Items 1-4.  Not Applicable.

Item 5.  Other Events and Regulation FD Disclosure.

     Vencor, Inc., (the "Company") has announced that the United States Bankruptcy Court for the District of Delaware (the "Court") approved an amendment (the "Amendment") to the Company's debtor-in-possession financing (the "DIP Financing") to extend its maturity until March 31, 2001. The Amendment also revises and updates certain financial covenants. In addition, the Amendment extends through March 31, 2001 the period of time for the Company to file the appropriate pleadings to request confirmation and consummation of its plan of reorganization.

     The DIP Financing and existing cash flows will be used to fund the Company's operations during its restructuring. As of January 17, 2001, the Company had no outstanding borrowings under the DIP Financing.

     The Company is currently soliciting approval of the Company's fourth amended plan of reorganization filed with the Court on December 14, 2000 (the "Amended Plan"). The Court has scheduled a confirmation hearing on the Amended Plan for March 1, 2001.

     A copy of the press release is included as an exhibit to this filing.

     Certain statements contained herein, including, but not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may" and similar expressions are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ materially from the Company's expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, the ability of the Company to continue as a going concern; the delays or the inability to complete and/or consummate the Company's Amended Plan; the ability of the Company to operate pursuant to the terms of its DIP Financing; the Company's ability to satisfy the conditions to effectuate a restated debtor-in-possession financing; the ability of the Company to operate successfully under the Chapter 11 cases; risks associated with operating a business in Chapter 11; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; adverse developments with respect to the Company's liquidity or results of operations; the Company's ability to attract patients given its current financial position; the ability of the Company to attract and retain key executives and other personnel; the effects of healthcare reform and legislation on the Company's business strategy and operations; the Company's ability to control costs,

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including labor costs in response to the prospective payment system, implementation of its Corporate Integrity Agreement and other regulatory actions; adverse developments with respect to the Company's settlement discussions with the United States government concerning ongoing investigations; and the dramatic increase in the costs of defending and insuring against alleged patient care liability claims. Many of these factors are beyond the control of the Company and its management. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             Exhibit 99.1  Press Release dated January 18, 2001.

Items 8-9.  Not Applicable.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.


Dated:  January 19, 2001                By: /s/ Richard A. Lechleiter
                                            -------------------------
                                            Richard A. Lechleiter
                                            Vice President, Finance,
                                            Corporate Controller and
                                            Treasurer

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